Exhibit 99.2 3rd Quarter Fiscal 2019 Earnings Slide Deck rd 3 Quarter Fiscal 2019 Earnings Call PresentationExhibit 99.2 3rd Quarter Fiscal 2019 Earnings Slide Deck rd 3 Quarter Fiscal 2019 Earnings Call Presentation

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward- looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated July 9, 2019. rd 3 Quarter Fiscal 2019 Earnings Call Presentation 2Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward- looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated July 9, 2019. rd 3 Quarter Fiscal 2019 Earnings Call Presentation 2

Third Quarter Summary

Amounts in millions, except per share amounts

Revenue



$169.6
$121.1
FY18
FY19

Operating Income



GAAP
Adjusted*
$18.8
11.1%
$4.5
3.7%
$26.4
15.6%
$8.4
6.9%
FY18
FY19

Diluted EPS



GAAP
Adjusted*
$0.96
$0.27
$1.66
$0.50
FY18
FY19

- Revenues decreased $48.5 million
  - Business divestitures account for $27.2 million of the decrease
  - Infrastructure decreased $18.7 million due to large Road Zipper System® orders in prior year
  - Excluding the impact of divestitures, Irrigation decreased $2.6 million
- Adjusted operating income* decreased $18.0 million
  - Infrastructure decreased $10.8 million
  - Irrigation decreased $6.5 million
  - Corporate expense increased $0.7 million on higher project-related expenses

LINDSAY CORPORATION

*Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

3rd Quarter Fiscal 2019
Earnings Call Presentation
3

Third Quarter and YTD Financial Summary ($ in millions, except per share amounts) Q3 - FY19 Q3 - FY18 Change YTD - FY19 YTD - FY18 Change Revenue North America irrigation $ 63.0 $ 87.4 -28% $ 177. 1 $ 234. 0 -24% International irrigation $ 35.6 $ 41.0 -13% $ 104. 9 $ 109. 6 -4% Irrigation $ 98.6 $ 128. 4 -23% $ 282. 0 $ 343. 6 -18% Infrastructure $ 22.4 $ 41.2 -45% $ 60.2 $ 80.8 -26% Total revenue $ 121. 1 $ 169. 6 -29% $ 342. 2 $ 424. 4 -19% Operating income $ 4.5 $ 18.8 -76% $ 2.1 $ 32.3 -94% Adjusted operating income* $ 8.4 $ 26.4 -68% $ 15.2 $ 42.2 -64% Net earnings $ 2.9 $ 10.4 -72% $ 0.7 $ 15.3 -96% Adjusted net earnings* $ 5.5 $ 17.9 -70% $ 9.8 $ 27.1 -64% Diluted earnings per share (EPS) $ 0.27 $ 0.96 -72% $ 0.06 $ 1.42 -96% Adjusted diluted EPS* $ 0.50 $ 1.66 -70% $ 0.91 $ 2.52 -64% rd 3 Quarter Fiscal 2019 *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Earnings Call Presentation 4Third Quarter and YTD Financial Summary ($ in millions, except per share amounts) Q3 - FY19 Q3 - FY18 Change YTD - FY19 YTD - FY18 Change Revenue North America irrigation $ 63.0 $ 87.4 -28% $ 177. 1 $ 234. 0 -24% International irrigation $ 35.6 $ 41.0 -13% $ 104. 9 $ 109. 6 -4% Irrigation $ 98.6 $ 128. 4 -23% $ 282. 0 $ 343. 6 -18% Infrastructure $ 22.4 $ 41.2 -45% $ 60.2 $ 80.8 -26% Total revenue $ 121. 1 $ 169. 6 -29% $ 342. 2 $ 424. 4 -19% Operating income $ 4.5 $ 18.8 -76% $ 2.1 $ 32.3 -94% Adjusted operating income* $ 8.4 $ 26.4 -68% $ 15.2 $ 42.2 -64% Net earnings $ 2.9 $ 10.4 -72% $ 0.7 $ 15.3 -96% Adjusted net earnings* $ 5.5 $ 17.9 -70% $ 9.8 $ 27.1 -64% Diluted earnings per share (EPS) $ 0.27 $ 0.96 -72% $ 0.06 $ 1.42 -96% Adjusted diluted EPS* $ 0.50 $ 1.66 -70% $ 0.91 $ 2.52 -64% rd 3 Quarter Fiscal 2019 *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Earnings Call Presentation 4

Irrigation Segment

in millions


$87.4
Revenue
$63.0
$41.0
$35.6
North America
International
FY18
FY19


Operating Income
GAAP
Adjusted*
$18.1
$11.7
$11.0
$11.6
14.1%
11.7%
11.2%
9.1%
FY18
FY19

Financial Summary

- Excluding divestitures, North America revenue increased $2.8 million
  - Higher revenue from engineering project services
  - Higher average selling prices
  - Lower irrigation equipment unit volume
  - Lower sales of replacement parts
- International revenue decreased $2.7 million, net of unfavorable currency impact of $2.7 million
  - Increased revenue in Brazil and Europe
  - Decreased revenue in other markets
- Adjusted operating income* decreased $6.5 million
  - Prior year results included $2.5 million recovery in previously reserved accounts receivable
  - Divestitures account for $2.1 million of the decrease
  - Lower sales of irrigation equipment and replacement parts resulted in a lower margin mix

LINDSAY CORPORATION

*Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

3rd Quarter Fiscal 2019
Earnings Call Presentation
5

Infrastructure Segment

in millions


Revenue
$41.2
$22.4
FY18
FY19


Operating Income
GAAP
Adjusted*
$14.2
34.6%
$3.5
15.8%
$14.4
35.0%
$3.6
16.0%
FY18
FY19

Financial Summary

- Total revenue decreased $18.7 million
  - Prior year quarter included two large Road Zipper System® orders
  - Sales of road safety and other products were flat
- Adjusted operating income* decreased $10.8 million
  - High-margin Road Zipper System orders in prior year
  - Lower selling expenses in the current year

Other Highlights

- TAU-M™ MASH crash cushion approved and released
- Shift-left strategy success in Indiana
  - Road Zipper System to mitigate congestion and provide positive protection for increased safety in construction work zones
- Subsequent to the end of the quarter, a $15.0 million Road Zipper System order was received from a customer in Japan
  - Delivery expected to begin in the fourth quarter of fiscal 2019

*Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

LINDSAY CORPORATION
3rd Quarter Fiscal 2019 Earnings Call Presentation
6

Foundation for Growth Initiative – 2020 Objectives Financial Performance • 11% to 12% operating margin • Shareholder value creation External perception • Fully leverage the global organization • Viewed by customers as the innovation leader in core markets Culture and Health • Highly engaged employees • One common culture and identity © 2018 Lindsay Corporation rd 3 Quarter Fiscal 2019 Earnings Call Presentation 7Foundation for Growth Initiative – 2020 Objectives Financial Performance • 11% to 12% operating margin • Shareholder value creation External perception • Fully leverage the global organization • Viewed by customers as the innovation leader in core markets Culture and Health • Highly engaged employees • One common culture and identity © 2018 Lindsay Corporation rd 3 Quarter Fiscal 2019 Earnings Call Presentation 7

Foundation for Growth Workstreams

1 Commercial	2 Sourcing	3 Manufacturing	4 G&A Expense
Create value through channel optimization	Center-led global strategic sourcing	Productivity improvement opportunities, network optimization	Integrate and leverage share services activities

5 Culture change & operating model — Culture assessment, aligning behaviors to strategy, improving global work processes

6 Strategic choices — Set strategic direction, portfolio assessment

Margin improvement | Cost | Strategy and Culture

LINDSAY CORPORATION

3rd Quarter Fiscal 2019
Earnings Call Presentation

8

Operating Margin Improvement by Workstream 11-12% 7.8% 80 bps 240-340 bps Approximately $13M-$18M 2017 Divestitures Commercial Sourcing Manufacturing G&A 2020 • 2020 operating margin objective assumes market conditions similar to 2017 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 9Operating Margin Improvement by Workstream 11-12% 7.8% 80 bps 240-340 bps Approximately $13M-$18M 2017 Divestitures Commercial Sourcing Manufacturing G&A 2020 • 2020 operating margin objective assumes market conditions similar to 2017 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 9

Summary Balance Sheet ($ in millions) May 31, 2019 May 31, 2018 Cash and cash equivalents $110. 8 $111. 8 Current assets $317. 2 $350. 4 Current liabilities $86.8 $98.7 Net working capital $230. 3 $251. 7 Long-term debt $116. 1 $116. 4 Shareholders' equity $270. 4 $277. 5 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 10Summary Balance Sheet ($ in millions) May 31, 2019 May 31, 2018 Cash and cash equivalents $110. 8 $111. 8 Current assets $317. 2 $350. 4 Current liabilities $86.8 $98.7 Net working capital $230. 3 $251. 7 Long-term debt $116. 1 $116. 4 Shareholders' equity $270. 4 $277. 5 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 10

Summary of Cash Flow ($ in millions) YTD-FY19 YTD-FY18 Net earnings $0. 7 $15.3 Depreciation / amortization $10.5 $12.9 Changes in assets and liabilities: Receivables ($26.4) ($29.8) Inventories ($14.5) ( $8.2) Other working capital $9. 9 $11.8 Other $0. 2 $6. 3 Net cash (used in) provided by operations ($19.6) $8. 2 Purchases of property, plant and equipment ($20.2) ( $6.9) Dividends paid ($10.0) ( $9.7) rd 3 Quarter Fiscal 2019 Earnings Call Presentation 11Summary of Cash Flow ($ in millions) YTD-FY19 YTD-FY18 Net earnings $0. 7 $15.3 Depreciation / amortization $10.5 $12.9 Changes in assets and liabilities: Receivables ($26.4) ($29.8) Inventories ($14.5) ( $8.2) Other working capital $9. 9 $11.8 Other $0. 2 $6. 3 Net cash (used in) provided by operations ($19.6) $8. 2 Purchases of property, plant and equipment ($20.2) ( $6.9) Dividends paid ($10.0) ( $9.7) rd 3 Quarter Fiscal 2019 Earnings Call Presentation 11

Attractive Long-Term Market Drivers Water Conservation Advancing Technology Improve Road Safety Population Growth Alternative Fuels Increase Yields rd 3 Quarter Fiscal 2019 Earnings Call Presentation 12Attractive Long-Term Market Drivers Water Conservation Advancing Technology Improve Road Safety Population Growth Alternative Fuels Increase Yields rd 3 Quarter Fiscal 2019 Earnings Call Presentation 12

Current Market Factors

Irrigation

- The 2018 Farm Bill was signed into law in December 2018. It continues many of the programs that were in the Agricultural Act of 2014, which expired in September 2018.
- Late planting and curtailed acreage has lifted corn prices above $4.00 per bushel
- Net Farm Income in 2019 projected to be $69.4 billion, a 10% increase from 2018
- EPA 2019 ethanol production target levels modestly increase volume requirements
- Increased tax incentives provide additional support for capital investment
- Irrigation project markets continue to be active but timing remains variable

Infrastructure

- Five-year $305 billion U.S. highway bill enacted in December 2015 provides stability but does not increase funding levels
- American Road & Transportation Builders Association forecasts U.S. transportation construction spending to increase 4% in 2019
- States are transitioning to new MASH testing standards for road safety products
- Road Zipper System® gaining interest globally as a solution to traffic congestion and air quality

LINDSAY CORPORATION
3rd Quarter Fiscal 2019
Earnings Call Presentation
13

Capital Allocation – A Balanced Approach

Allocation Plan

- Targeted cash balance of $60-75 million, including international accounts
  - To support cyclical and seasonal fluctuations in working capital and projected capital expenditures
- $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82%
- The Company's prioritization for cash use:
  - Organic growth initiatives
  - Capital expenditures - expected to be $20-25 million in fiscal 2019
  - Dividend payments
  - Synergistic acquisitions that leverage core capabilities
  - Excess cash invested in opportunistic share repurchases

Allocation History



$ in thousands
= Source of Cash
= Use of Cash
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$48,652
$511,775
$129,380
$25,452
$123,128
$105,360
$88,803
$186,277
$160,787
54% of cash from operations returned to shareholders
45% of cash from operations invested in growth
Beginning Cash (8/31/07) (1)
Cash from Operations
Long-term Debt
Other (2)
Capital Expenditures
Acquisitions net of Divestitures
Dividends
Share Repurchases
Ending Cash (8/31/18)

(1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07.
(2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits.

LINDSAY CORPORATION

3rd Quarter Fiscal 2019
Earnings Call Presentation

14

Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of consulting fees, severance costs and loss from business divestitures associated with the Company's Foundation for Growth Initiative ( FFG costs ), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business. Three months ended Nine months ended May 31, Diluted earnings per May 31, Diluted earnings per (in thousands, except per share amounts) 2019 share 2019 share Net earnings - as reported $ 2, 897 $ 0.27 $ 669 $ 0.06 FFG costs - after tax 2,553 0. 23 9, 140 0.85 Net earnings - adjusted $ 5,450 $ 0.50 $ 9, 809 $ 0. 91 Average shares outstanding - diluted 10, 814 10, 807 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 15Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of consulting fees, severance costs and loss from business divestitures associated with the Company's Foundation for Growth Initiative ( FFG costs ), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business. Three months ended Nine months ended May 31, Diluted earnings per May 31, Diluted earnings per (in thousands, except per share amounts) 2019 share 2019 share Net earnings - as reported $ 2, 897 $ 0.27 $ 669 $ 0.06 FFG costs - after tax 2,553 0. 23 9, 140 0.85 Net earnings - adjusted $ 5,450 $ 0.50 $ 9, 809 $ 0. 91 Average shares outstanding - diluted 10, 814 10, 807 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 15

Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued) For the three months ended May 31, 2019 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 4,475 $ 11,037 $ 3,537 $ (10,099) FFG costs - pre-tax 3,890 550 56 3,284 Adjusted operating income $ 8,365 $ 11, 587 $ 3,593 $ (6,815) Operating revenues $ 121, 054 $ 98, 618 $ 22,436 $ — Operating income as a percent of operating revenues 3.7% 11.2% 15.8% N/A Adjusted operating income as a percent of operating revenues 6.9% 11.7% 16.0% N/A For the nine months ended May 31, 2019 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 2,055 $ 26, 341 $ 7, 259 $ (31,545) FFG costs - pre-tax 13,166 676 188 12,302 Adjusted operating income $ 15,221 $ 27, 017 $ 7, 447 $ (19,243) Operating revenues $ 342,187 $ 281,994 $ 60,193 $ — Operating income as a percent of operating revenues 0.6% 9.3% 12.1% N/A Adjusted operating income as a percent of operating revenues 4.4% 9.6% 12.4% N/A rd 3 Quarter Fiscal 2019 Earnings Call Presentation 16Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued) For the three months ended May 31, 2019 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 4,475 $ 11,037 $ 3,537 $ (10,099) FFG costs - pre-tax 3,890 550 56 3,284 Adjusted operating income $ 8,365 $ 11, 587 $ 3,593 $ (6,815) Operating revenues $ 121, 054 $ 98, 618 $ 22,436 $ — Operating income as a percent of operating revenues 3.7% 11.2% 15.8% N/A Adjusted operating income as a percent of operating revenues 6.9% 11.7% 16.0% N/A For the nine months ended May 31, 2019 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 2,055 $ 26, 341 $ 7, 259 $ (31,545) FFG costs - pre-tax 13,166 676 188 12,302 Adjusted operating income $ 15,221 $ 27, 017 $ 7, 447 $ (19,243) Operating revenues $ 342,187 $ 281,994 $ 60,193 $ — Operating income as a percent of operating revenues 0.6% 9.3% 12.1% N/A Adjusted operating income as a percent of operating revenues 4.4% 9.6% 12.4% N/A rd 3 Quarter Fiscal 2019 Earnings Call Presentation 16

Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the Tax Cuts and Jobs Act ( U.S. Tax Reform ), and (2) an adjustment to the carrying value of businesses held-for-sale, severance costs and consulting fees associated with the Company's Foundation for Growth Initiative ( FFG costs ), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business. Three months ended Nine months ended Diluted earnings per Diluted earnings per (in thousands, except per share amounts) May 31, 2018 share May 31, 2018 share Net earnings - as reported $ 10,379 $ 0.96 $ 15,299 $ 1.42 Impact of U.S. Tax Reform — 0.00 2,578 0.24 FFG costs - after tax 7, 525 0.70 9, 193 0.85 Net earnings - adjusted $ 17, 904 $ 1.66 $ 27, 070 $ 2. 52 Average shares outstanding - diluted 10, 785 10, 763 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 17Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the Tax Cuts and Jobs Act ( U.S. Tax Reform ), and (2) an adjustment to the carrying value of businesses held-for-sale, severance costs and consulting fees associated with the Company's Foundation for Growth Initiative ( FFG costs ), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business. Three months ended Nine months ended Diluted earnings per Diluted earnings per (in thousands, except per share amounts) May 31, 2018 share May 31, 2018 share Net earnings - as reported $ 10,379 $ 0.96 $ 15,299 $ 1.42 Impact of U.S. Tax Reform — 0.00 2,578 0.24 FFG costs - after tax 7, 525 0.70 9, 193 0.85 Net earnings - adjusted $ 17, 904 $ 1.66 $ 27, 070 $ 2. 52 Average shares outstanding - diluted 10, 785 10, 763 rd 3 Quarter Fiscal 2019 Earnings Call Presentation 17

Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued) For the three months ended May 31, 2018 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 18, 814 $ 11, 718 $ 14, 248 $ (7,152) FFG costs - pre-tax 7,556 6,356 165 1,035 Adjusted operating income $ 26,370 $ 18, 074 $ 14,413 $ (6,117) Operating revenues $ 169,571 $ 128, 421 $ 41,150 $ — Operating income as a percent of operating revenues 11.1% 9.1% 34.6% N/A Adjusted operating income as a percent of operating revenues 15.6% 14.1% 35.0% N/A For the nine months ended May 31, 2018 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 32,306 $ 31, 502 $ 20, 058 $ (19,254) FFG costs - pre-tax 9,887 6,929 165 2,793 Adjusted operating income $ 42, 193 $ 38,431 $ 20,223 $ (16,461) Operating revenues $ 424,436 $ 343, 639 $ 80,797 $ — Operating income as a percent of operating revenues 7.6% 9.2% 24.8% N/A Adjusted operating income as a percent of operating revenues 9.9% 11.2% 25.0% N/A rd 3 Quarter Fiscal 2019 Earnings Call Presentation 18Regulation G Reconciliation of GAAP to Non-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued) For the three months ended May 31, 2018 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 18, 814 $ 11, 718 $ 14, 248 $ (7,152) FFG costs - pre-tax 7,556 6,356 165 1,035 Adjusted operating income $ 26,370 $ 18, 074 $ 14,413 $ (6,117) Operating revenues $ 169,571 $ 128, 421 $ 41,150 $ — Operating income as a percent of operating revenues 11.1% 9.1% 34.6% N/A Adjusted operating income as a percent of operating revenues 15.6% 14.1% 35.0% N/A For the nine months ended May 31, 2018 Operating income reconciliation Consolidated Irrigation Infrastructure Corporate Operating income - as reported $ 32,306 $ 31, 502 $ 20, 058 $ (19,254) FFG costs - pre-tax 9,887 6,929 165 2,793 Adjusted operating income $ 42, 193 $ 38,431 $ 20,223 $ (16,461) Operating revenues $ 424,436 $ 343, 639 $ 80,797 $ — Operating income as a percent of operating revenues 7.6% 9.2% 24.8% N/A Adjusted operating income as a percent of operating revenues 9.9% 11.2% 25.0% N/A rd 3 Quarter Fiscal 2019 Earnings Call Presentation 18